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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT


                                      Filed
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934







                Merchants and Manufacturers Bancorporation, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           WISCONSIN                 21292              39-1413328
        ----------------------------------------------------------
        (State or other          (Commission           (IRS Employer
        jurisdiction of           File Number)      Identification No.)
        incorporation)


     14100 West National Avenue, P. O. Box 511160, New Berlin, WI 53151-1160
  --------------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (262) 827-6713
                                                           --------------







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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K




         The undersigned registrant hereby amends the following items of the Current Report on Form 8-K dated January 29, 2001, (the "8-K") as set forth below and in the pages attached hereto:

Item 7.  Financial Statements and Exhibits.


         Subsections (a) and (b) of Item 7 of the 8-K are amended and restated in their entirety to read as follows. The following financial statements, pro forma financial information and exhibits are incorporated by reference to registrant's registration statement on Form S-4 (File# 333-49638) as amended by pre-effective amendment #1 dated December 8, 2000.

         (a)      Financial Statements of the Business Acquired.

                  Attached hereto as Exhibit 99(b) are the following financial statements of CBOC:

                  Exhibit 99(b)1 Consolidated Statement of Condition as of December 31, 1999.

                  Exhibit 99(b)2 Consolidated Statement of Income for the year ended December 31, 1999.

                  Exhibit 99(b)3 Consolidated Statement of Cash Flows for the year ended December 31, 1999.

                  Exhibit 99(b)4 Consolidated Statement of Stockholders' Equity for the year ended December 31, 1999.

                  Exhibit 99(b)5 Unaudited Consolidated Statement of Condition as of September 30, 2000.

                  Exhibit 99(b)6 Unaudited Consolidated Statements of Income for the nine(9) months ended September 30, 2000 and 1999.

                  Exhibit 99(b)7 Unaudited Consolidated Statement of Cash Flows for the nine (9) months ended September 30, 2000 and 1999.


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         (b)      Pro Forma Financial Information.

                  Attached hereto as Exhibit 99(c) is the following pro forma financial information for Applicant with respect to the Merger described in Item 2 of the 8-K:

                  Exhibit 99(c)1 Selected Unaudited Pro Forma Condensed Balance Sheets as of December 31, 1999, 1998 and 1997 and as of September 30, 2000 and 1999

                  Exhibit 99(c)2 Selected Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 1999, 1998 and 1997 and for the nine (9) months ended September 30, 2000 and 1999.

         (c)      Exhibit Index.


                  Exhibit No.        Description

                      *2 Agreement and Plan of Merger between Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and CBOC., Inc. dated August 1, 2000, amended as of October 25, 2000 and November 30, 2000.

                    *99(a) Press Release issued by the Corporation on January 16, 2001, relating to consummation of the Merger.

                  **99(b)1 Consolidated Statement of Condition as of December 31, 1999.

                  **99(b)2 Consolidated Statement of Income for the year ended December 31, 1999.

                  **99(b)3 Consolidated Statement of Cash Flows for the year ended December 31, 1999.

                  **99(b)4 Consolidated Statement of Stockholders' Equity for the year ended December 31, 1999.

                  **99(b)5 Unaudited Consolidated Statement of Condition as of September 30, 2000.

                  **99(b)6 Unaudited Consolidated Statements of Income for the nine (9) months ended September 30, 2000 and 1999.

                  **99(b)7 Unaudited Consolidated Statement of Cash Flows for the nine (9) months ended September 30, 2000 and 1999.









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                  Exhibit No.        Description

                  **99(c)1 Selected Unaudited Pro Forma Condensed Balance Sheets as of December 31, 1999, 1998 and 1997 and as of September 30, 2000 and 1999

                  **99(c)2 Selected Unaudited Pro Forma Condensed Statements of Income for the years ended December 31, 1999, 1998 and 1997 and for the nine (9) months ended September 30, 2000 and 1999.

 *Previously filed with 8-K
**incorporated by reference to registrant's registration statement on Form S-4
         (File# 333-49638) as amended by pre-effective amendment #1 dated December 8, 2000































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Merchants and Manufacturers Bancorporation, Inc.




Date:  March 28, 2001        By:       /s/ Michael J. Murry
                                  ------------------------------
                                      Name:   Michael J. Murry
                                      Title:  Chairman of the Board of Directors


































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